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                                                            EXHIBIT 24.A


                  POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS:

          THAT, WHEREAS, SOUTHWESTERN BELL CORPORATION, a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement for the offer and sale of up to $3,000,000,000 proposed maximum offering price of the Corporation's common stock, preferred stock, depository shares representing preferred stock, debt securities and support obligations relating to debt securities of Southwestern Bell Capital Corporation, which are also being registered thereby; and

          WHEREAS, the undersigned is an officer and director of the Corporation;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints James D. Ellis, Donald E. Kiernan, William J. Free, Roger W. Wohlert, or any one of them, all of the City of San Antonio and State of Texas, the undersigned's attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such Registration Statement, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand the 18th day of November, 1994.


/s/ Edward E. Whitacre, Jr.
Edward E. Whitacre, Jr.
Chairman of the Board,
Chief Executive Officer, and
Director

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                       POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS:

          THAT, WHEREAS, SOUTHWESTERN BELL CORPORATION, a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement for the offer and sale of up to $3,000,000,000 proposed maximum offering price of the Corporation's common stock, preferred stock, depository shares representing preferred stock, debt securities and support obligations relating to debt securities of Southwestern Bell Capital Corporation, which are also being registered thereby; and

          WHEREAS, the undersigned is a director of the Corporation;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James D. Ellis, Donald
E. Kiernan, William J. Free, Roger W. Wohlert, or any one of them, all of the City of San Antonio and State of Texas, the undersigned's attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such Registration Statement, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand the 18th day of November, 1994.


 /s/ Clarence C. Barksdale      /s/ James E. Barnes
 Clarence C. Barksdale          James E. Barnes
 Director                       Director

 /s/ Jack S. Blanton            /s/ August A. Busch III
 Jack S. Blanton                August A. Busch III
 Director                       Director

 /s/ Ruben R. Cardenas          /s/ Martin K. Eby, Jr.
 Ruben R. Cardenas              Martin K. Eby, Jr.
 Director                       Director

 /s/Tom C. Frost                /s/ Jess T. Hay
 Tom C. Frost                   Jess T. Hay
 Director                       Director

 /s/ Bobby R. Inman             /s/ Charles F. Knight
 Bobby R. Inman                 Charles F. Knight
 Director                       Director

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 /s/ Sybil C. Mobley            /s/ Haskell M. Monroe, Jr.
 Sybil C. Mobley                Haskell M. Monroe, Jr.
 Director                       Director

 /s/ Carlos Slim Helu           /s/ Patricia P. Upton
 Carlos Slim Helu               Patricia P. Upton
 Director                       Director